T. Rowe Price International Series, Inc. 485BPOS

Exhibit 99.(d)(10)

AMENDMENT TO

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INTERNATIONAL LTD

This Amendment (the “Amendment”) to the Investment Sub-Advisory Agreement (the “Agreement”) is made as of March 12, 2026, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price International Ltd (the “Sub-Adviser”), a corporation organized and existing under the laws of the United Kingdom, with respect to each corporation (“Corporation”), on behalf of itself or its series (each, a “Fund” and collectively, the “Funds”) set forth on Schedule 1 as of the date indicated thereof, as it may be amended from time to time.

WHEREAS, the parties hereto entered into the Agreement dated as of May 1, 2022;

WHEREAS, the parties hereto desire to add the T. Rowe Price Global Equity ETF to the Agreement;

WHEREAS, the parties hereto desire to remove the T. Rowe Price Multi-Strategy Total Return Fund from the Agreement;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Schedule 1 to the Agreement is hereby replaced with Schedule 1 attached hereto.

2. All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized, as of the date and year first above written.

WITNESS:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Brian R. Poole

By:
Kathryn L. Reilly		Brian R. Poole
Assistant Secretary		Vice President

WITNESS:	T. ROWE PRICE INTERNATIONAL LTD

/s/Cheryl L. Emory		/s/Emma Beal

By:
Cheryl L. Emory		Emma Beal
Assistant Secretary		Vice President

SCHEDULE 1

As of March 12, 2026

Fund Name	Corporation Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Active Core International Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	July 29, 2025	July 29, 2025
T. Rowe Price Active Core U.S. Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	July 29, 2025	July 29, 2025
T. Rowe Price Africa & Middle East Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Balanced Fund	T. Rowe Price Balanced Fund, Inc.	May 1, 1992	April 1, 2024
T. Rowe Price Dynamic Credit Fund	T. Rowe Price International Funds, Inc.	July 24, 2018	August 6, 2024
T. Rowe Price Dynamic Global Bond Fund	T. Rowe Price International Funds, Inc.	October 21, 2014	May 1, 2022
T. Rowe Price Emerging Europe Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Emerging Markets Equity Research ETF	T. Rowe Price Exchange-Traded Funds, Inc.	July 29, 2025	July 29, 2025
T. Rowe Price Emerging Markets Local Currency Bond Fund	T. Rowe Price International Funds, Inc.	February 3, 2011	May 1, 2022
T. Rowe Price Emerging Markets Stock Fund	T. Rowe Price International Funds, Inc.	May 1, 2022	April 1, 2025
T. Rowe Price Equity Index 500 Fund	T. Rowe Price Index Trust, Inc.	May 1, 1991	May 1, 2022
T. Rowe Price European Stock Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Extended Equity Market Index Fund	T. Rowe Price Index Trust, Inc.	January 21, 1998	May 1, 2022
T. Rowe Price Global Allocation Fund	T. Rowe Price Global Allocation Fund, Inc.	March 5, 2013	May 1, 2022
T. Rowe Price Global High Income Bond Fund	T. Rowe Price International Funds, Inc.	October 21, 2014	May 1, 2022
T. Rowe Price Global Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	February 6, 2025	March 12, 2026
T. Rowe Price Global Impact Equity Fund	T. Rowe Price International Funds, Inc.	October 26, 2020	May 1, 2022
T. Rowe Price Global Multi-Sector Bond Fund	T. Rowe Price Global Multi-Sector Bond Fund, Inc.	October 21, 2008	May 1, 2022
T. Rowe Price Global Value Equity Fund	T. Rowe Price Global Funds, Inc.	April 24, 2012	May 1, 2022
T. Rowe Price Institutional Emerging Markets Equity Fund	T. Rowe Price Global Funds, Inc.	May 1, 2022	April 1, 2025
T. Rowe Price International Bond Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price International Bond Fund (USD Hedged)	T. Rowe Price International Funds, Inc.	July 25, 2017	May 1, 2022
T. Rowe Price International Disciplined Equity Fund	T. Rowe Price International Funds, Inc.	April 29, 2014	May 1, 2022
T. Rowe Price International Discovery Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price International Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	December 5, 2022	December 5, 2022
T. Rowe Price International Equity Index Fund	T. Rowe Price International Index Fund, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price International Equity Research ETF	T. Rowe Price Exchange-Traded Funds, Inc.	February 6, 2025	February 6, 2025
T. Rowe Price International Stock Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	July 1, 2024
T. Rowe Price International Stock Portfolio	T. Rowe Price International Series, Inc.	December 31, 2010	July 1, 2024
T. Rowe Price International Value Equity Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Latin America Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022

Fund Name	Corporation Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Mid-Cap Index Fund	T. Rowe Price Index Trust, Inc.	July 27, 2015	May 1, 2022
T. Rowe Price Moderate Allocation Portfolio	T. Rowe Price Equity Series, Inc.	July 27, 1994	September 1, 2022
T. Rowe Price Multi-Sector Income ETF	T. Rowe Price Exchange-Traded Funds, Inc.	July 29, 2025	July 29, 2025
T. Rowe Price Natural Resources ETF	T. Rowe Price Exchange-Traded Funds, Inc.	February 6, 2025	February 6, 2025
T. Rowe Price New Asia Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Overseas Stock Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	April 1, 2024
T. Rowe Price Real Assets Fund	T. Rowe Price Real Assets Fund, Inc.	December 1, 2011	November 1, 2022
T. Rowe Price Small-Cap Index Fund	T. Rowe Price Index Trust, Inc.	July 27, 2015	May 1, 2022
T. Rowe Price Spectrum Conservative Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	September 1, 2022
T. Rowe Price Spectrum Moderate Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	September 1, 2022
T. Rowe Price Spectrum Moderate Growth Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	September 1, 2022
T. Rowe Price Total Equity Market Index Fund	T. Rowe Price Index Trust, Inc.	August 1, 2015	May 1, 2022

AMENDMENT TO

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INTERNATIONAL LTD

This Amendment (the “Amendment”) to the Investment Sub-Advisory Agreement (the “Agreement”) is made as of April 30, 2026, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price International Ltd (the “Sub-Adviser”), a corporation organized and existing under the laws of the United Kingdom, with respect to each corporation (“Corporation”), on behalf of itself or its series (each, a “Fund” and collectively, the “Funds”) set forth on Schedule 1 as of the date indicated thereof, as it may be amended from time to time.

WHEREAS, the parties hereto entered into the Agreement dated as of May 1, 2022;

WHEREAS, the parties hereto desire to remove the T. Rowe Price International Disciplined Equity Fund from the Agreement;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Schedule 1 to the Agreement is hereby replaced with Schedule 1 attached hereto.

2. All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized, as of the date and year first above written.

WITNESS:	T. ROWE PRICE ASSOCIATES, INC.

/s/Kathryn L. Reilly		/s/Brian R. Poole

By:
Kathryn L. Reilly		Brian R. Poole
Assistant Secretary		Vice President

WITNESS:	T. ROWE PRICE INTERNATIONAL LTD

/s/Cheryl L. Emory		/s/Emma Beal

By:
Cheryl L. Emory		Emma Beal
Assistant Secretary		Vice President

SCHEDULE 1

As of April 30, 2026

Fund Name	Corporation Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Active Core International Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	July 29, 2025	July 29, 2025
T. Rowe Price Active Core U.S. Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	July 29, 2025	July 29, 2025
T. Rowe Price Africa & Middle East Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Balanced Fund	T. Rowe Price Balanced Fund, Inc.	May 1, 1992	April 1, 2024
T. Rowe Price Dynamic Credit Fund	T. Rowe Price International Funds, Inc.	July 24, 2018	August 6, 2024
T. Rowe Price Dynamic Global Bond Fund	T. Rowe Price International Funds, Inc.	October 21, 2014	May 1, 2022
T. Rowe Price Emerging Europe Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Emerging Markets Equity Research ETF	T. Rowe Price Exchange-Traded Funds, Inc.	July 29, 2025	July 29, 2025
T. Rowe Price Emerging Markets Local Currency Bond Fund	T. Rowe Price International Funds, Inc.	February 3, 2011	May 1, 2022
T. Rowe Price Emerging Markets Stock Fund	T. Rowe Price International Funds, Inc.	May 1, 2022	April 1, 2025
T. Rowe Price Equity Index 500 Fund	T. Rowe Price Index Trust, Inc.	May 1, 1991	May 1, 2022
T. Rowe Price European Stock Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Extended Equity Market Index Fund	T. Rowe Price Index Trust, Inc.	January 21, 1998	May 1, 2022
T. Rowe Price Global Allocation Fund	T. Rowe Price Global Allocation Fund, Inc.	March 5, 2013	May 1, 2022
T. Rowe Price Global High Income Bond Fund	T. Rowe Price International Funds, Inc.	October 21, 2014	May 1, 2022
T. Rowe Price Global Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	February 6, 2025	March 12, 2026
T. Rowe Price Global Impact Equity Fund	T. Rowe Price International Funds, Inc.	October 26, 2020	May 1, 2022
T. Rowe Price Global Multi-Sector Bond Fund	T. Rowe Price Global Multi-Sector Bond Fund, Inc.	October 21, 2008	May 1, 2022
T. Rowe Price Global Value Equity Fund	T. Rowe Price Global Funds, Inc.	April 24, 2012	May 1, 2022
T. Rowe Price Institutional Emerging Markets Equity Fund	T. Rowe Price Global Funds, Inc.	May 1, 2022	April 1, 2025
T. Rowe Price International Bond Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price International Bond Fund (USD Hedged)	T. Rowe Price International Funds, Inc.	July 25, 2017	May 1, 2022
T. Rowe Price International Discovery Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price International Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	December 5, 2022	December 5, 2022
T. Rowe Price International Equity Index Fund	T. Rowe Price International Index Fund, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price International Equity Research ETF	T. Rowe Price Exchange-Traded Funds, Inc.	February 6, 2025	February 6, 2025
T. Rowe Price International Stock Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	July 1, 2024
T. Rowe Price International Stock Portfolio	T. Rowe Price International Series, Inc.	December 31, 2010	July 1, 2024
T. Rowe Price International Value Equity Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Latin America Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022

Fund Name	Corporation Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Mid-Cap Index Fund	T. Rowe Price Index Trust, Inc.	July 27, 2015	May 1, 2022
T. Rowe Price Moderate Allocation Portfolio	T. Rowe Price Equity Series, Inc.	July 27, 1994	September 1, 2022
T. Rowe Price Multi-Sector Income ETF	T. Rowe Price Exchange-Traded Funds, Inc.	July 29, 2025	July 29, 2025
T. Rowe Price Natural Resources ETF	T. Rowe Price Exchange-Traded Funds, Inc.	February 6, 2025	February 6, 2025
T. Rowe Price New Asia Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	May 1, 2022
T. Rowe Price Overseas Stock Fund	T. Rowe Price International Funds, Inc.	December 31, 2010	April 1, 2024
T. Rowe Price Real Assets Fund	T. Rowe Price Real Assets Fund, Inc.	December 1, 2011	November 1, 2022
T. Rowe Price Small-Cap Index Fund	T. Rowe Price Index Trust, Inc.	July 27, 2015	May 1, 2022
T. Rowe Price Spectrum Conservative Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	September 1, 2022
T. Rowe Price Spectrum Moderate Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	September 1, 2022
T. Rowe Price Spectrum Moderate Growth Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	September 1, 2022
T. Rowe Price Total Equity Market Index Fund	T. Rowe Price Index Trust, Inc.	August 1, 2015	May 1, 2022

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